EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13A-14(B) 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Business First Bancshares, Inc. (“Business First”) for the three month period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David R. Melville, III, as President and Chief Executive Officer of Business First, and Terre Bidwell, as Principal Accounting Officer of Business First, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Business First, as of, and for the period covered by the Report.

Date: August 12, 2016

/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

/s/ Terre Bidwell
Terre Bidwell
Principal Accounting Officer